UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2024

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Invesco Commercial Real Estate Finance Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	000-56564	92-1080856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2300 N Field Street
Suite 1200
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 715-8400
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry Into a Material Definitive Agreement.

On August 5, 2024, the board of directors (the “Board”) of Invesco Commercial Real Estate Finance Trust, Inc. (the “Company”) approved the authorization, designation and offering of shares of the Company’s Class D-1 common stock, par value $0.01 per share (the “Class D-1 Shares”), to be sold pursuant to the Company’s ongoing continuous private offering (the “Private Offering”), pursuant to exemptions provided by Section 4(a)(2) of the U.S. Securities Act of 1933, as amended, Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The preferences, rights, voting powers, restrictions, qualifications, and terms and conditions of the Class D-1 Shares are substantially similar to the rights, preferences and terms of the Company’s other classes of common stock, including the same proportional rights to the Company’s assets. In connection with the designation of the Class D-1 Shares, the Company amended certain of its documents as described below.

Amended and Restated Advisory Agreement

On August 20, 2024, the Company entered into an Amended and Restated Advisory Agreement (the “A&R Advisory Agreement”) by and among the Company, Invesco Commercial Real Estate Finance Investments, LP (the “Operating Partnership”), and Invesco Advisers, Inc. (the “Adviser”) in order to make certain updates in connection with the designation of the Class D-1 Shares. Pursuant to the A&R Advisory Agreement, (i) the Company will pay the Adviser in connection with the Class D-1 Shares an amount equal to 1.0% per annum of the net asset value (“NAV”) of the Class D-1 Shares; and (ii) the Company will pay the Adviser in connection with the Class D-1 Shares an amount equal to 10% of the Performance Fee Income (as defined in the A&R Advisory Agreement) attributable to the Class D-1 Shares. Additionally, the Company will not indemnify the Adviser or its affiliates for any such liability, claim, damage or loss that is the direct result of gross negligence by the Adviser or its affiliates, including their respective officers, managers, directors, partners and employees acting in such capacity.

The summary of the A&R Advisory Agreement set forth above does not purport to be a complete summary and is qualified in its entirety by reference to the A&R Advisory Agreement, a copy of which is filed herewith and incorporated by reference herein.

Amended and Restated Dealer Manager Agreement

On August 20, 2024, the Company entered into an Amended and Restated Dealer Manager Agreement (the “A&R DMA”) by and among the Company and Invesco Distributors, Inc. (the “Dealer Manager”) in order to make certain updates in connection with the addition of the Class D-1 Shares to the Private Offering. Pursuant to the A&R DMA, the Dealer Manager, and participating distribution agents, will solicit purchasers of the Class D-1 Shares on a “best efforts” basis in the Private Offering. In exchange, the Company will pay the Dealer Manager (i) upfront selling commissions of up to 1.5% of the transaction price for the Class D-1 Shares (which the transaction price will generally be equal to the prior month’s NAV per Class D-1 Share); and (ii) stockholder servicing fees with respect to Class D-1 Shares equal to 0.25% per annum of the aggregate NAV of the outstanding Class D-1 Shares. It is expected that the Dealer Manager will reallow the upfront selling commissions and stockholder servicing fees to distribution agents participating in the Private Offering. Until such time as there are Class D-1 Shares are outstanding, the purchase price for the Class D-1 Shares will equal the transaction price for the Class D Shares, plus upfront selling commissions.

The summary of the A&R DMA set forth above does not purport to be a complete summary and is qualified in its entirety by reference to the A&R DMA, a copy of which is filed herewith and incorporated by reference herein.

On August 16, 2024, the Company entered into the First Amendment to Revolving Credit Facility with INCREF Borrower, LLC (“Borrower”), the Adviser, and Goldman Sachs Bank USA, as Administrative Agent and as a Lender, which amended the terms of the Credit Agreement, dated December 11, 2023 among the Company, the Borrower, the Adviser and Goldman Sachs (the “Original Credit Agreement”), to, among other things, increase the borrowing capacity under the Original Credit Agreement from $100 million to $250 million.

Also on August 16, 2024, the Company entered into Amendment No. 3 to the Subscription Agreement, dated March 23, 2023 (as previously amended on August 11, 2023 and August 24, 2023, the “Subscription Agreement”) between the Company and Invesco Realty, Inc. (“IRE”). Amendment No. 3 amended the Subscription Agreement to clarify IRE’s subscription obligations after the Company’s repurchase of its and to provide that the Company may pledge both the Initial Commitment Amount and the Additional Commitment Amount (as defined therein) in favor of a lender. Amendment No. 3 also amended the Subscription Agreement to provide that a lender under a lending facility may call the Initial Commitment Amount and the Additional Commitment Amount for purposes of repaying indebtedness.

Each of the summaries of the First Amendment to the Original Credit Agreement and Amendment No. 3 to the Subscription Agreement set forth above does not purport to be a complete summary and is qualified in its entirety by reference to the First

Amendment to the Original Credit Agreement and Amendment No. 3 to the Subscription Agreement, respectively, a copy of each of which is filed herewith and incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 20, 2024, the Company filed Articles of Amendment (the “Articles of Amendment”) to the Articles of Amendment and Restatement of the Company dated March 23, 2023 (the “Charter”) with the State Department of Assessments and Taxation of Maryland (“SDAT”) to increase the number of shares of capital stock that the Company has authority to issue to 3,550,000,000 and the number of shares of common stock, par value $0.01 per share, that the Company has authority to issue to 3,500,000,000. Immediately following the filing of the Articles of Amendment, the Company filed with SDAT Articles Supplementary to the Charter (the “Articles Supplementary”), pursuant to which the Company classified and designated 500,000,000 authorized but unissued Class D-1 Shares.

The summary of each of the Articles of Amendment and Articles Supplementary set forth above does not purport to be a complete summary and is qualified in its entirety by reference to the Articles of Amendment and Articles Supplementary, respectively, copies of which are filed herewith and incorporated herein by reference. Except as described in this Current Report on Form 8-K, the Articles of Amendment and Articles Supplementary did not amend, alter or modify any other terms or provisions of the Charter.

Item 8.01. Other Events.

Second Amended and Restated Distribution Reinvestment Plan

In connection with the authorization and designation of the Class D-1 Shares, on August 5, 2024, the Board approved the Second Amended and Restated Distribution Reinvestment Plan of the Company (the “Second A&R DRP”), which became effective on August 20, 2024 and includes certain updates reflecting the issuance of Class D-1 Shares.

The summary of the Second A&R DRP above does not purport to be a complete summary and is qualified in its entirety by reference to the Second A&R DRP, a copy of which is filed herewith and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1*	Articles of Amendment, dated August 20, 2024
3.2*	Articles Supplementary, dated August 20, 2024
4.1*	Second Amended and Restated Distribution Reinvestment Plan
10.1*
Amended and Restated Advisory Agreement by and among Invesco Commercial Real Estate Finance Trust, Inc., Invesco Commercial Real Estate Finance Investments, LP and Invesco Advisers, Inc., dated August 20, 2024

10.2*	Amended and Restated Dealer Manager Agreement by and between Invesco Commercial Real Estate Finance Trust, Inc. and Invesco Distributors, Inc., dated August 20, 2024
10.3*	First Amendment to Revolving Credit Facility, dated August 16, 2024, by and among INCREF Borrower, LLC, Invesco Advisers, Inc., and Goldman Sachs Bank USA, as Administrative Agent and as a Lender
10.4*	Amendment No. 3, dated August 16, 2024, to the Subscription Agreement, dated March 23, 2023 between Invesco Commercial Real Estate Finance Trust, Inc. and Invesco Realty, Inc.

* Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Commercial Real Estate Finance Trust, Inc.

By:	/s/ Tina Carew
Tina Carew
Deputy General Counsel and Company Secretary

Date: August 20, 2024